NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT AS PROVIDED HEREIN. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.



                         -------------------------------
                         -------------------------------

                                                                   Warrant No. 1
                                    WARRANT

                                      TO

                         PURCHASE SHARES OF COMMON STOCK

                                      OF

                                 US LIQUIDS INC.


                         -------------------------------
                         -------------------------------


     This Warrant, dated as of December 13, 1996 (this "Warrant"), certifies that, for good and valuable consideration, US Liquids Inc., a Delaware corporation (the "Company"), hereby grants to Sanifill, Inc., a Delaware corporation ("Sanifill"), and, together with any transferee of this Warrant or Warrant Shares (as defined below) (the "Warrantholder" or "Warrantholders"), subject to the terms and conditions set forth herein, the right to subscribe for and purchase from the Company 2,000,000 shares (the "Warrant Shares") of common stock of the Company, par value $.01 per share ("Common Stock"), during the period from and after 10:00 a.m., Houston, Texas time, on the date hereof (the "Initial Exercise Date") and to and including 5:00 p.m., Houston, Texas time, on the tenth anniversary of the date hereof (the "Expiration Date") at a purchase price of $1.00 per share (the "Exercise Price"). The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as provided in Section 6 hereof.

     1. DURATION AND EXERCISE OF WARRANT; LIMITATION ON EXERCISE; PAYMENT OF TAXES.

          1.1 DURATION AND EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the Warrantholder of record, in whole or from time to time in part, by surrender of this Warrant, accompanied by a completed Exercise Form (the form of which is annexed hereto) (the "Exercise Form") duly executed by the Warrantholder of record and specifying the number of Warrant Shares to be purchased, to the Company at the principal office of the Company located at in Houston, Texas (or such other office or agency of the Company as it may designate by written notice to the Warrantholder) during normal business hours on any business day but not later than 5:00 p.m. on the Expiration Date (or 5:00 p.m. on the next succeeding business day, if the Expiration Date falls on a Saturday, Sunday or other day on which the Company is not open for business), a check to the order of the Company in the amount of the Exercise Price for the number of Warrant Shares specified in the Exercise Form and such documentation as to the identity and authority of the Warrantholder as the Company may reasonably request. Such Warrant Shares shall be deemed to be issued to the Warrantholder that is the record holder of this Warrant as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within five business days thereafter. The certificates so delivered shall be in denominations specified by the Warrantholder, and shall be issued in the name of the Warrantholder or, if permitted by Section 1.4 hereof and in accordance with the provisions thereof, in such other name as shall be designated in the Exercise Form.
     If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates representing the Warrant Shares, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant. No adjustments or payments shall be made on or in respect of Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock as of any date prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

          1.2 LIMITATION ON EXERCISE. If this Warrant is not exercised prior to 5:00 p.m., Houston, Texas time, on the Expiration Date (or the next succeeding business day, if the Expiration Date falls on a Saturday, Sunday or other day on which the Company is not open for business), this Warrant, or any new Warrant issued pursuant to Section 1.1, shall cease to be exercisable and shall become void and all rights of the Warrantholder hereunder shall cease. This Warrant shall not be exercisable and no Warrant Shares shall be issued hereunder, prior to 10:00 a.m., Houston, Texas time, on the Initial Exercise Date.

          1.3 PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; PROVIDED, HOWEVER, that the Warrantholder shall be responsible for payment of any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificates for Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

          1.4  TRANSFER; RESTRICTION ON TRANSFER AND LEGEND.

               (a) Subject to the provisions of Section 1.4(b) below, this Warrant shall be transferable, in whole or in part, at any time after the date hereof, without the consent of the Company, upon notice from Warrantholder. The Company shall keep at its principal office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company will not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to prevent or delay the exercise or transfer of this Warrant.

               (b) Neither this Warrant nor any of the Warrant Shares, nor any interest or participation in either, may be in any manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws.

          Each certificate for Warrant Shares and any Warrant issued at any time in exchange or substitution for any Warrant bearing such a legend shall bear a legend similar in effect to the foregoing paragraph unless, in the opinion of counsel for the Company, the Warrant need no longer be subject to the restriction contained herein. The provisions of this Section 1.4 shall be binding upon all subsequent holders of this Warrant, if any. Warrant Shares transferred to the public as expressly permitted by, and in accordance with, the provisions of this Warrant shall thereafter cease to be deemed to be "Warrant Shares" for purposes of this Section 1.4.

          1.5 DIVISIBILITY OF WARRANT. This Warrant may be divided into warrants representing one Warrant Share or multiples thereof, upon surrender at the principal office of the Company on any business day, without charge to any Warrantholder, except as provided below. Upon any such division, and if permitted by Section 1.4 and in accordance with the provisions thereof, the Warrants may be transferred of record to a name other than that of the Warrantholder of record; PROVIDED, HOWEVER, that the Warrantholder shall be responsible for payment of any and all transfer taxes with respect thereto.

          1.6 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants as follows:

               (a) EXISTENCE. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, except where the failure to so qualify, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Company.

               (b) ORGANIZATIONAL DOCUMENTS. True and complete copies of the Company's charter and bylaws, each as amended to date, have been delivered to the Warrantholder prior to the date hereof.

               (c) POWER AND AUTHORITY. The Company has all requisite corporate power and authority, and has taken all corporate action necessary (i) to execute, deliver and perform this Warrant, (ii) to grant, issue and deliver this Warrant and (iii) to authorize and reserve for issuance and, upon payment from time to time of the Exercise Price, to issue and deliver the shares of Common Stock initially issuable upon exercise of the Warrant. This Warrant has been duly executed and delivered by the Company.

               (d) RESERVATION, ISSUANCE AND DELIVERY OF COMMON STOCK. There have been reserved for issuance out of the authorized and unissued shares of Common Stock a number of shares sufficient to provide for the exercise of the rights represented by this Warrant as of the Initial Exercise Date.

               (e) NO VIOLATION; CONSENTS AND APPROVALS. Neither the execution or delivery of this Warrant nor the consummation of the transactions contemplated herein does or will (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company are subject, (ii) result in any violation of any provision of the charter or bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or (iii) require any filing with, or any consent or approval of, any governmental authority.

               (f) ENFORCEABILITY. This Warrant, when duly executed and delivered, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws of general application affecting creditors' rights and judicial decisions interpreting any of the foregoing.

               (g) NO OUTSTANDING RIGHTS. Except as contemplated by this Warrant, the Company has not issued any warrants, options or other securities convertible into or exchangeable for shares of Common Stock and there are no registration rights outstanding with respect to any securities of the Company.

     2.   RESERVATION AND LISTING OF SHARES.

     All Warrant Shares which are issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise Price, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issuance. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant, and shall at its expense procure such listing thereof (subject to official notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed, if any. The Company from time to time shall take all such action as may be required to assure that the par value per share of the Warrant Shares is at all times equal to or less than the then effective Exercise Price.

     3.   REGISTRATION RIGHTS.

          3.1 INITIAL PUBLIC OFFERING. In the event the Company does not have Common Stock or other equity securities registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to December 31, 2001, the Warrantholder shall have the right to require that the Company forthwith prepare and file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to an initial public offering by the Company of its Common Stock for its own account, and shall use its best efforts to have such registration statement declared effective as soon as practicable, but not more than 60 days after the filing of such registration statement. The Warrantholder shall have the right to participate in such offering as provided in Section 3.2.

          3.2  PIGGY-BACK REGISTRATION.

               (a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any other person or entity of any class of equity security, including any security convertible into or exchangeable for any equity securities (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form for comparable purposes that may be adopted by the Commission) or (ii) in connection with a registration statement that is on a form pursuant to which an offering of the Warrant Shares cannot be registered), then the Company shall in each case give written notice of such proposed filing to the Warrantholder at least twenty (20) business days before the anticipated filing date, and such notice shall offer the Warrantholder the opportunity to register such number of Warrant Shares as the Warrantholder may request. Upon the written request of the Warrantholder received by the Company within ten (10) business days after the date of the Company's delivery of its notice to the Warrantholder of its intention to file such a registration statement, subject to the conditions and in accordance with the procedures set forth herein, the Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the inclusion of the Warrant Shares requested by the Warrantholder to be registered under the registration statement for such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering indicates in writing to the Warrantholder its reasonable belief that because of the size of the offering intended to be made, the inclusion of the Warrant Shares requested to be included might reasonably be expected to jeopardize the success of the offering of the securities of the Company to be offered and sold by the Company for its own account, then the amount of securities to be offered for the account of the Warrantholder shall be reduced, on a pro rata basis with all sellers other than the Company, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters. The
          Company will bear all Registration Expenses (as hereinafter defined) in connection with piggy-back registrations.

          3.3  DEMAND REGISTRATION RIGHTS.

               (a) Upon the written request by the Warrantholder that the Company effect the registration of the Warrant Shares under the Securities Act specifying the aggregate number of Warrant Shares requested to be registered and the intended method or methods of disposition thereof, including the name of the selected managing underwriter, if any, the Company will file or cause to be filed a shelf registration statement (the "Shelf Registration Statement") pursuant to Rule 415 of the Securities Act within 45 days after receipt of such request and to have the Shelf Registration Statement declared effective within 30 days of filing, for disposition in accordance with the intended method or methods of disposition stated in such request. The Company shall keep the Shelf Registration Statement continuously effective, supplemented and amended in order to permit the prospectus included therein to be usable for sales of Warrant Shares until the earlier of (i) three years after the date of final exercise of the Warrant or (ii) such time as the Warrantholder or any holder of Warrant Shares has sold all of the Warrant Shares held by it, whether pursuant to such Shelf Registration Statement or otherwise.

               Notwithstanding the foregoing, the Company shall not be required to take any action pursuant to this Section 3 within a period of 90 days after the effective date of any other registration statement relating to the Common Stock (other than registration statements on Form S-4 or S-8 or similar forms).

               (b) The Company will not include any securities other than the Warrant Shares in any registration statement filed pursuant to this
          Section 3.3 without the prior written consent of the Warrantholder.

          3.4  RESTRICTIONS ON REGISTRATION.

          The Warrantholder agrees that, without the prior written consent of the Company, the number of Warrant Shares to be offered pursuant to the Shelf Registration Statement in any calendar year shall not exceed the following limitations:

                                            Maximum Number
              Year                 of Warrant Shares to Be Offered
              ----                 -------------------------------

              1997                            100,000
              1998                            200,000
              1999                            300,000
              2000                            400,000
              2001                            500,000
              2002                            600,000
              2003                            600,000
              2004                            600,000
              2005                            600,000
              2006                            600,000


; PROVIDED that such maximum number of Warrant Shares shall be subject to adjustment from time to time in accordance with the provisions of Section 6 hereof; and PROVIDED FURTHER that any Warrant Shares registered in piggy-back registrations pursuant to Section 3.2 hereof shall be exempt from and not counted toward the foregoing limitations.

          3.5  REGISTRATION PROCEDURES.

          Whenever the registration of Warrant Shares is to be effected hereunder, the Company shall (unless such registration statement is not filed or is withdrawn):

               (a) (i) prior to filing a registration statement or prospectus or any amendments or supplements thereto, furnish to the Warrantholder and counsel selected by the Warrantholder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) furnish to the Warrantholder prior to filing a registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to the Warrantholder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Warrantholder may reasonably request in order to facilitate the disposition of the Warrant Shares, and (iii) after the filing of the registration statement, promptly notify the Warrantholder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

               (b) use its best efforts to register or qualify such Warrant Shares under such other securities or blue sky laws of any jurisdictions as the Warrantholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Warrantholder to consummate the disposition of the Warrant Shares in such jurisdictions; PROVIDED, HOWEVER, that this paragraph (b) shall not require the Company to register or qualify the Warrant Shares in any state where such registration or qualification would require the Company to qualify to transact business as a foreign corporation or place an undue burden on the Company;

               (c) use its best efforts to cause such Warrant Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Warrantholder thereof to consummate the disposition of such Warrant Shares;

               (d) notify the Warrantholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare, file and make available to the Warrantholder any such supplement or amendment;

               (e) enter into or arrange for the furnishing of customary agreements and documents (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Warrant Shares;

               (f) make available for inspection by the Warrantholder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by the Warrantholder or underwriter (collectively, the "Inspectors"), all financial and other pertinent records, corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. The Warrantholder agrees that information obtained by it as a result of such inspections which is material and deemed confidential shall not be used by it as the basis for any market transactions in securities of the Company unless and until such information is made generally available to the public; and

               (g) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          In addition:

               (a) the Company may require the Warrantholder to furnish to the Company such information regarding the Warrantholder and the distribution of the Warrant Shares as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. In addition, the Warrantholder agrees to notify the Company of any event relating to the Warrantholder that occurs that would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (b) if any offering (other than an offering of the Company as to which the Warrantholder has exercised piggy-back registration rights pursuant to Section 3.2 hereof) in which the Warrantholder participates is an underwritten offering, the Company will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters shall be reasonably satisfactory to the Warrantholder;

               (c) the Company shall be permitted to delay the filing of any registration statement or delay its effectiveness for a reasonable period of time (not to exceed 90 days) if, in the good faith judgment of the Company, such delay is necessary in light of pending financing transactions, corporate reorganizations or other events involving the Company. The Company shall not be obligated to prepare and file any registration statement hereunder at any time when the Company, in its good faith judgment, reasonably believes that the filing thereof at the time requested, or the offering of Warrant Shares pursuant thereto, would materially adversely affect a pending or scheduled public offering of securities of the Company or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations or discussions of pending proposals with respect thereto or might materially adversely affect the business or prospects of the Company in view of disclosures that may be required thereby involving any threatened litigation, claim, assessment or governmental investigation or any facts or circumstances relating thereto. Once the cause of such delay is eliminated, the Company shall promptly notify the Warrantholder, and as soon as the Warrantholder requests the Company to proceed, the Company shall cause such offering to be registered under the Securities Act and qualify the offering under the securities laws of any states that may be required under this Section 3.5; and

               (d) in connection with any offering of the Warrant Shares pursuant to this Agreement, the Warrantholder agrees to execute all consents, powers of attorney, registration statements and other documents required in order to cause such registration statement to become effective. The Warrantholder further agrees that, in disposing of the Warrant Shares, it will comply with Rules 10b-2, 10b-6 and 10b-7 and any other applicable rules promulgated by the Commission under the Exchange Act.

          3.6  REGISTRATION EXPENSES.

          All expenses incident to the Company's performance of or compliance with this Section 3, including, without limitation, all registration and filing fees, any fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Warrant Shares), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities act liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company, in connection with each registration hereunder and fees and expenses of the Warrantholder's counsel (but not including any underwriting discounts or commissions attributable to the sale of the Warrant Shares) (collectively, the "Registration Expenses") will be borne by the Company. In addition, if the Warrantholder participates in any road show at the request of the Company or any underwriter, all of the expenses of the Warrantholder in connection with such road show shall be borne by the Company.

          3.7  INDEMNIFICATION; CONTRIBUTION.

               (a) INDEMNIFICATION BY THE COMPANY. To the extent permitted by applicable law, the Company agrees to indemnify and hold harmless the Warrantholder, its officers, directors, partners, attorneys and agents and each person, if any, who controls the Warrantholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages (whether in contract, tort or otherwise), liabilities and expenses (including reasonable costs of investigation) whatsoever (as incurred or suffered) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Warrant Shares or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by or on behalf of the Warrantholder expressly for use therein; PROVIDED, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Warrant Shares concerned to such person if it is determined that the Company had previously provided the Warrantholder with such current copy of the prospectus, it was the responsibility of the Warrantholder to provide such person with such current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Warrant Shares, their officers, partners and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Warrantholder provided herein or such other indemnification customarily obtained by underwriters at the time of offering.

               (b) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Warrantholder (or its officers, directors, partners, attorneys or agents) or any person controlling the Warrantholder in respect of which indemnity may be sought from the Company, the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Warrantholder and shall assume the payment of all expenses. The Warrantholder or any controlling person of the Warrantholder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Warrantholder or such controlling person unless (i) the Company has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both the Warrantholder or such controlling person and the Company, and the Warrantholder or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to the Warrantholder or such controlling person which are different from or additional to those available to the Company (in which case, if the Warrantholder or such controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of the Warrantholder or such controlling person; it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for the Warrantholder or such controlling person, which firm shall be designated in writing by such Warrantholder). The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless the Warrantholder and controlling person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

               (c) INDEMNIFICATION BY THE WARRANTHOLDER. The Warrantholder agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Warrantholder, but only with respect to information furnished in writing by or on behalf of the Warrantholder expressly for use in any registration statement or prospectus relating to the Warrant Shares, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against the Warrantholder shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to the Warrantholder, by the preceding paragraph. The Warrantholder also agrees that it will enter into an indemnity agreement to indemnify and hold harmless underwriters of the Warrant Shares, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided for herein. Notwithstanding the foregoing, the liability of the Warrantholder for all claims pursuant to this
          Section 3 shall not exceed the amount of the net proceeds to the Warrantholder from such offering.

               (d)  CONTRIBUTION.  If the indemnification provided for in this
          Section 3 is unavailable to the Company, the Warrantholder or the underwriters in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) as between the Company and the Warrantholder on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Warrantholder on the one hand and the underwriters on the other from the offering of the Warrant Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Warrantholder on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations and (ii) as between the Company, on the one hand, and the Warrantholder, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Warrantholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Warrantholder on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Warrantholder bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Warrantholder on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Warrantholder or by the underwriters. The relative fault of the Company on the one hand and of the Warrantholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and the Warrantholder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Warrant Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and the Warrantholder shall not be required to contribute any amount in excess of the amount of the total proceeds to the Warrantholder from such offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) INDEMNIFICATION PAYMENTS. The indemnification and contribution required hereunder shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability are incurred.

          3.8  RULE 144 AND REPORTS.

          The Company covenants that, commencing upon the effectiveness of any registration of equity securities pursuant to Section 12(b) or 12(g) under the Exchange Act, it will file the reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Warrantholder, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such other action as the Warrantholder may reasonably request, all to the extent required from time to time to enable the Warrantholder to sell Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Warrantholder, the Company will deliver to the Warrantholder a written statement as to whether it has complied with such requirements. Additionally, the Company will make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of any registration statement including Warrant Shares.

          3.9 TRANSFER OF REGISTRATION RIGHTS. In the event this Warrant is transferred in accordance with Section 1.4, such transferee shall be entitled to all of the registration rights provided to the Warrantholder pursuant to this Section 3.

     4.   EXCHANGE, LOSS OR DESTRUCTION OF WARRANT.

     If permitted by Section 1.4 or 1.5 hereof and in accordance with the provisions thereof, upon surrender of this Warrant to the Company with a duly executed instrument of assignment and funds sufficient to pay any applicable transfer taxes, the Company, without charge to the Warrantholder, shall execute and deliver a new Warrant of like tenor in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used herein includes any Warrants issued in substitution or exchange of this Warrant.

     5.   OWNERSHIP OF WARRANT.

     The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof for all purposes (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in Sections 1.1, 1.4 and 1.5 or in Section 4.

     6.   CERTAIN ADJUSTMENTS.

     The Exercise Price at which Warrant Shares may be purchased hereunder, and the number of Warrant Shares to be purchased upon exercise hereof, are subject to change or adjustment after the Initial Exercise Date as follows:

          6.1 GENERAL. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

               (a)  In case the Company, after the Initial Exercise Date,
          (i) pays a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock,
          (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (b)  In case the Company, after the Initial Exercise Date:

                    (i) issues rights, options or warrants generally to holders of its outstanding Common Stock, without any charge to such holders, entitling them at the time of such issuance to subscribe for or purchase, pursuant to such an issuance, shares of Common Stock at a price per share that is lower at the record date for the determination of stockholders entitled to receive such rights, options or warrants than the then-current Exercise Price per share of Common Stock (in the event the Company does not have Common Stock or other equity securities registered pursuant to Section 12(b) or 12(g) of the Exchange Act) or the then-current market price per share of Common Stock (in the event the Company does have Common Stock or other equity securities so registered), or

                    (ii) distributes generally to holders of its shares of
               Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in paragraph (a) of this Section 6.1) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, appropriate adjustments shall be made to the number of Warrant
          Shares purchasable upon the exercise of the Warrant and/or the Exercise Price in order to preserve the relative rights and interests of the Warrantholders, such adjustments to be made by the good faith determination of the Board of Directors of the Company.

          6.2 VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Warrant, reduce the then current Exercise Price to any amount, consistent with applicable law, deemed appropriate by the Board of Directors of the Company.

          6.3 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly deliver notice of such adjustment to the Warrantholder of record.

          6.4 NO ADJUSTMENT FOR CASH DIVIDENDS. No adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

          6.5  PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC.

               (a) So long as this Warrant remains in effect, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other person unless the successor or purchaser, as the case may be, shall be the Company or, if not the Company, shall expressly assume, by supplemental agreement executed and delivered to the Warrantholders, the performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company under this Warrant.

               (b) In case of any consolidation of the Company with or merger of the Company into another person or in case of any sale, transfer or lease to another person of all or substantially all of the assets of the Company in accordance with paragraph (a) above, the Company or such successor or purchaser, as the case may be, shall enter into an agreement with the Warrantholders providing that such Warrantholders shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property that the holder thereof would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; PROVIDED, HOWEVER, that no adjustment in respect of cash dividends, interest or other income on or from such shares or other securities and property shall be made during the term of this Warrant or upon the exercise of this Warrant. Such agreement shall provide for adjustments, which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6. The provisions of this Section 6.5 shall apply similarly to successive consolidations, mergers, sales, transfers or leases.

     7.   NO IMPAIRMENT.

     The Company shall not take any action (including, without limitation, amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action) to avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Warrantholders against impairment. Without limiting the generality of the foregoing, the Company (a) will not change the par value of any shares of Common Stock receivable upon the exercise of this Warrant to an amount greater than the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, (c) will obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant and (d) will not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock that would have the effect of making this Warrant exercisable for less than one share of Common Stock.

     Upon the request of a Warrantholder at any time during the period that this Warrant is outstanding, the Company will acknowledge in writing, in form reasonably satisfactory to such Warrantholder, the continued validity of this Warrant and the Company's obligations hereunder.

     8.   MISCELLANEOUS.

          8.1 ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant and the Warrant Shares.

          8.2 BINDING EFFECTS; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company, the Warrantholder and holders of Warrant Shares and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company, the Warrantholder and holders of Warrant Shares, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant or the Warrant Shares.

          8.3 AMENDMENTS AND WAIVERS. This Warrant may not be modified or amended except by an instrument in writing signed by the Company and the Warrantholder. The Company, the Warrantholder or holders of Warrant Shares may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

          8.4 FIDUCIARY DUTIES. The Company and its directors shall owe the Warrantholder the same fiduciary duties that the Company and its directors would owe to holders of Warrant Shares and the other stockholders of the Company.

          8.5 SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

          8.6 FURTHER ASSURANCES. Each of the Company, the Warrantholder and holders of Warrant Shares shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and/or powers of attorney as may be necessary or appropriate as any party hereto may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

          8.7 NOTICES. All demands, requests, notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

               (a)  if to the Company, addressed to:

                         US Liquids Inc.
                         71 Quiet Oak Circle
                         The Woodlands, Texas 77381-3163
                         Attention: W. Gregory Orr

               (b) if to the Warrantholder or any holder of Warrant Shares, addressed to the address of such person appearing on the books of the Company.

          8.8 SEVERABILITY. Any term or provision of this Warrant that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any other term or provision of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

          8.9 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the then-current market price.

          8.10 RIGHTS OF THE HOLDER. No Warrantholder shall, solely by virtue of this Warrant, be entitled to any rights of a stockholder of the Company, either at law or in equity.

          8.11 GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed in Texas.

          8.12 RIGHT TO INFORMATION. The Company will furnish the following information to the Warrantholder and all holders of Warrant Shares:

               (a) as soon as available but in any event within ninety (90) days after the end of each fiscal year, consolidated balance sheets, income statements and cash flow statements of the Company, showing its financial condition as of the close of such fiscal year and the results of its operations during such year, all of the foregoing financial statements to be audited by independent accountants of nationally recognized standing and prepared in accordance with generally accepted accounting principles ("GAAP");

               (b) as soon as available but in any event within thirty (30) days after the end of each fiscal quarter, the unaudited consolidated balance sheets, income statements and cash flow statements, showing the financial condition and results of operations of the Company, as of the end of each such fiscal quarter and for the then elapsed portion of the fiscal year, in each case prepared in accordance with GAAP;

               (c) promptly upon their becoming available, copies of any statements, reports and other communications, if any, which the Company shall have provided to its stockholders or filed with the Securities and Exchange Commission or any national securities exchange; and

               (d) as soon as practicable and in any event not less than 15 days after the end of (i) each fiscal year of the Company and
          (ii) the second fiscal quarter of each fiscal year of the Company, a certificate certifying as to the percentage of Common Stock
          (on a fully diluted basis) of the Company that the shares of Common Stock underlying this Warrant represent.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

                                       US LIQUIDS INC.



                                       By:  /s/  W. Gregory Orr
                                          ---------------------------
                                          W. Gregory Orr
                                          President

                                 EXERCISE FORM

                (To be executed upon exercise of this Warrant)


     The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase __________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of __________________________________, in the amount of $___________ in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _________________ and that such certificate be delivered to _______________________________, whose address is
________________________________________.

                                            [NAME OF WARRANTHOLDER]



Date:                                       By:
     -------------------                        --------------------------
                                                Name:
                                                Title: